Other non-current liabilities	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Other non-current liabilities
26.	Other non-current liabilities

	2017	2016
Consideration payable in relation to the acquisition of Belarusian Telecom	323,691	295,062
Deferred revenue	85,646	74,241
Deposits and guarantees received from dealers	—	58,244

	409,337	427,547

Consideration payable in relation to the acquisition of Belarusian Telecom represents present value of the long-term contingent consideration payables to the seller. Payment of USD 100,000 (equivalent to TL 377,190 as of 31 December 2017) is contingent on the financial performance of Belarusian Telecom, and based on management’s estimations, the amount is expected to be paid during the first quarter of 2021 (31 December 2016: the first quarter of 2020). Discount rate used for calculating present value of the consideration payable in relation to the acquisition of Belarusian Telecom as of 31 December 2017 is 4.8% (31 December 2016: 5.6%).